Exhibit 99.2

Curtiss-Wright
Say on Pay Presentation
October 2011

Purpose of Visit – We Hear Our Shareholders!

In April 2011, our shareholders voted “Against” Curtiss-
Wright’s (CW) “Say on Pay” proposal.

Over the past few months, Management, the Executive
Compensation Committee (ECC), and our compensation
consultants have worked together to develop pay program
changes to improve pay--for--performance linkage and to
increase the likelihood of gaining say on pay support in 2012.

The purpose of this discussion is to outline our planned
compensation program changes and subsequently obtain
shareholder feedback.

Our Response

What Does Our New Pay Design Include:

Compensation philosophy to target pay at 50th percentile (P50) for selected peer group

Named Executive Officers (NEOs) will have Short-Term Incentive plan (STI) and
Long-Term Incentive plan (LTI) targets reduced for 2012, and further adjusted over the next 3 years, as needed, to meet the 50th percentile.

Establish STI targets with reference to relative peer performance

Reduce STI individual goal weighting to 20% from 40%; bringing the overall STI weightings to 80% quantitative / 20% qualitative

Set LTI targets with reference to relative peer performance

Eliminate the use of stock options for all NEOs to control burn rate.

Change LTI mix to include 30% of award tied solely to relative Total Shareholder
Return (TSR) to strengthen connection between pay and performance.

Make commitment to keep burn rate within acceptable range

CEO voluntarily forfeits his single trigger Change in Control (CIC) provision

Make commitment not to offer any new CIC agreement with excise tax gross--
-ups

Compensation Philosophy

Concern:  CW’s P75 incentive compensation philosophy
caused overpayment for average performance.

CW Response:  Our CEO pay strategy will shift to 50th percentile
(best practice) effective immediately.

CEO annual and long-term incentive targets are to be reduced immediately to P50 levels

CEO target Total Direct Compensation (TDC) reduced
approximately 16%

NEO annual and long term incentive targets will transition to P50 over the next 3 years with the first reductions being made this year.

ECC has discretion to reduce payouts based on relative TSR
performance whereas ECC has no discretion to increase payouts.

ECC shall monitor relative TSR during the year

CEO Pay Levels

Concern: CEO pay levels are too high compared to
similarly sized peers

CW Response:

Reduced 2012 LTI Target to 285% from 375%

LTI performance cash payout for 2009-2011 will drop significantly, to approximately 28% of target consistent with shareholder returns.

Target CEO TDC will be reduced from $5.63M to $4.75M (~16%)
and pension accrual will decrease by approximately $700K (~30%)

CW will “freeze” CEO and NEO base salary for a period of two years and target P50 for similarly sized and types of companies going forward.

CEO will no longer receive Stock Options

Linkage Between Total Shareholder Return & CEO Pay

Concern:  Increase in CEO pay vs. company
performance measured by relative TSR

CW Response:

Relative TSR will now make up 30% of the long term incentive plan

CEO pay (ISS defined table) is estimated to drop approximately
33% for 2011 compared to 2010

Increased the use of relative peer performance in the STI  and LTI plan designs.

Short Term Incentive Plan Design

Concerns: Substantial weight on individual goals;
Significant use of discretion to determine individual
rating; Threshold and maximum performance goals are
not disclosed.

CW Response:

CW will provide better disclosure in Compensation Discussion &
Analysis (CD&A) with regards to CW’s target setting process

Reduce individual goal weighting to 20% from 40% and shift
cash flow objective to quantitative Company performance
objective making total weight distribution for STI:

80% Quantitative Company Performance

20% Qualitative Individual Performance

Long Term Incentive Plan Design

Concerns: Too Many Long Term Incentive Plan
Elements and the Use of Two Performance Plan
Elements

CW Response:

CW will reduce number of LTI plan elements to 3 by eliminating the use of Stock Options starting with November 2011 grants

CW will continue to use two performance based elements driving different long term performance objectives:

Relative TSR Performance

Relative Financial Performance

Additional Issues

Concern: CEO change in control agreement includes
single-trigger (“walk away right”)

CW Response:

CEO to voluntarily forfeit his single trigger or walk away right protection effective immediately.

Additional Issues

Concern: Company’s use of equity awards exceeded a
burn rate of 3%

CW Response:

Elimination of the use of Stock Options in NEO and Key Employee
Long Term Incentive grants.

Reduces burn rate to below 2%

CW will make a commitment to keep burn rate within the acceptable range in the future

Additional Issues

Concern:  No minimum vesting schedule for Restricted
Stock Units.

CW Response:  Make commitment in CD&A to a
minimum vesting schedule of three years.

Concern: Use of Change in Control Agreements with
Excise Tax Gross-Up Arrangement.

CW Response:            Make commitment in CD&A to no
longer issue new agreements with Excise Tax Gross-Up
Arrangements.

Peer Group

Implemented a new peer group comprised of 30 related
companies of similar size and the following
characteristics:

Peer Group will be used to evaluate relative performance for STI and
LTI plans

The Peer Group, along with relative market survey data for companies similarly sized to Curtiss-Wright, will be used to evaluate salary levels and incentive pay targets.

Contains all nine GICS code companies used by ISS in evaluation of
CEO pay

28 of 30 peer companies are in S&P GICS code category

20 of 30 peer companies are S&P midcap 600 companies in our
industrial sector and remaining 10 are key peers from our previous peer group

Group compiled in terms of business strategy, products, size, and competitive markets

Members of our Peer Group

AAR Corp.

Kaman Corporation

Moog Inc.

Actuant Corporation.

Applied Industrial Technologies, Inc.

MTS Systems Corp

Barnes Group Inc.

Mueller Water Products, Inc.

BE Aerospace Inc.

Newport Corp

CIRCOR International, Inc.

Orbital Sciences Corp

Crane Co.

Parker Hannifin Corporation

Cubic Corporation

Robbins & Myers Inc.

EnPro Industries, Inc.

Rockwell Collins Inc.

Esterline Technologies Corp.

Sauer-Danfoss Inc

Flowserve Corp.

Spirit AeroSystems Holdings Inc

Gardner Denver Inc.

Teledyne Technologies Inc.

GenCorp Inc.

Tredegar Corp.

Hexcel Corp.

Triumph Group, Inc.

IDEX Corporation

Woodward, Inc.

Red text denotes Peers from ISS Compensation Peer List

Provide full disclosure of changes on Form 8-K

Provide more detailed disclosure of performance share
payout in Form 10-K

Post Committee’s compensation philosophy on the
Company’s website for investor relations

Provide enhanced disclosure for all incentive payout
calculations and performance target setting in the
Company’s Proxy Statement

Greater use of simplified but thorough charts and graphs

Layman’s terms and perspective

Enhanced Disclosure

Moving Forward at Curtiss-Wright

Pay for Performance will be Focus of Curtiss-Wright’s
Compensation Philosophy and Plan Design.   We will accomplish
this by:

Change compensation philosophy to target pay at 50th percentile (P50) for selected peer group

Adjust CEO’s incentive targets to P50 immediately while other NEOs will have
STI/LTI targets reduced for 2012, and further adjusted over next 3 years, as needed

Establish STI targets with reference to relative peer performance

Reduce STI individual goal weighting to 20% from 40%; bringing the overall STI weightings to 80% quantitative / 20% qualitative

Set LTI targets with reference to relative peer performance

Eliminate the use of stock options for all NEOs to control burn rate.

Change LTI mix to include 30% of award tied solely to relative TSR to strengthen connection between pay and performance.

Make commitment to keep burn rate within acceptable range

CEO voluntarily forfeits his single trigger Change in Control (CIC) provision

Make commitment not to offer any new CIC agreement with excise tax gross--
-ups.